Content License Agreement

                                    JAMBA!AG
                                 Pfuelstrasse 5
                                  10997 Berlin
                                    "JAMBA"

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LICENSOR:                       SKREEM Entertainment Corp.

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LICENSOR's address:
                                11637 Orpington St. Orlando, Florida USA 32817
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LICENSOR's Contact Person:      Tony Harrison or Charlie Camorata

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JAMBA is acting in the business of mobile entertainment and distribution of mobile content (e. g. ringtones, wallpapers, games, software, etc) for all kinds of mobile communication devices to end users through its own distribution channels (e.g. www.JAMBA.de) and Distribution Partners by all technical means (e.g. Short Messaging Service (SMS), Multimedia Messaging Service (MMS), WAP-initiated download or other industry-standard delivery methods).

LICENSOR is the owner of certain Tracks and related Content as more particularly defined below, which JAMBA wishes to license for distribution by JAMBA Service and/or through the JAMBA Network.

LICENSOR hereby grants to JAMBA, which accepts, the exploitation rights in and to the Content in the Territory subject to the special agreements hereunder and the attached General terms and conditions (which are explicitly incorporated herein by this reference) and all addenda and schedules thereto (hereinafter collectively be referred to as the "Agreement") which shall together form the entire agreement between the parties regarding the subject matter hereof.

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I.                                                        Content:
                                                          Mastertone, Poly
                                                          Tone, Mono Tone,
                                                          Wallpaper, Logo,
                                                          Ringtones V2,
                                                          Ringbacktone
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II.      Effective date:
                                                          Friday September 10, 2004
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III.     Territory:
                                                          Germany, Austria, Switzerland
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IV. License Fee (per paid and successfully completed
     download to be calculated from the Net Revenue):     Mastertone:    25 % ; Jamba pays GEMA and Publisher

                                                          Poly Tone:    5% with Video footage

                                                          Mono Tone:    5% with Video footage

                                                          Wallpaper:      20%

                                                          Logo:               0,25(euro) pro Download

                                                          Ringtones V2: 25 %  Jamba pays GEMA and Publisher

                                                          Ringbacktone: 25 %  Jamba pays GEMA and Publisher
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V.       Artist:
                                                          3rd Wish feat. Baby Bash
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VI.      Special terms:
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VII.     Exclusivity
                                                          Partner grants to Jamba! all rights on a non-exclusive basis
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place                                                    date

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LICENSOR                                                 JAMBA

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